Exhibit 99.5

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Bar Harbor Bankshares to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Bar Harbor Bankshares’ common stock issuable in connection with the merger of Lake Sunapee Bank Group with and into Bar Harbor Bankshares.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Bar Harbor Bankshares effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

August 18, 2016	/s/ Steven H. Dimick
Name: Steven H. Dimick

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Bar Harbor Bankshares to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Bar Harbor Bankshares’ common stock issuable in connection with the merger of Lake Sunapee Bank Group with and into Bar Harbor Bankshares.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Bar Harbor Bankshares effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

August 18, 2016	/s/ Stephen W. Ensign
Name: Stephen W. Ensign

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Bar Harbor Bankshares to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Bar Harbor Bankshares’ common stock issuable in connection with the merger of Lake Sunapee Bank Group with and into Bar Harbor Bankshares.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Bar Harbor Bankshares effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

August 18, 2016	/s/ Stephen R. Theroux
Name: Stephen R. Theroux